UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2010

O’REILLY AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21318	27-4358837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Patterson

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 8.01 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 8.01 below is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 8.01 below is incorporated herein by reference.

Item 8.01	Other Events.

Holding Company Reorganization

On December 20, 2010, O’Reilly Automotive, Inc. (“Old O’Reilly”) formed each of O’Reilly Holdings, Inc. (the “Company”), a Missouri corporation and a direct, wholly owned subsidiary of Old O’Reilly, and O’Reilly MergerCo, Inc. (“MergerCo”), a Missouri corporation and a direct, wholly owned subsidiary of the Company, for the purpose of facilitating its corporate reorganization to create a holding company structure (the “Reorganization”) pursuant to and in accordance with Section 351.448 of The General Corporation Law of the State of Missouri (the “MGBCL”). As a result of the Reorganization, the Company will become the parent holding company of Old O’Reilly, adopting the name “O’Reilly Automotive, Inc.”, and Old O’Reilly will be renamed “O’Reilly Automotive Stores, Inc.”

The Reorganization will be effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 29, 2010, among the Company, Old O’Reilly and MergerCo. As provided for in the Merger Agreement, MergerCo will merge with and into Old O’Reilly, with Old O’Reilly continuing as the surviving corporation and as a wholly owned subsidiary of the Company (the “Merger”). Pursuant to Section 351.448 of the MGBCL, shareholder approval of the Merger is not required.

At the effective time of the Merger (the “Effective Time”) and pursuant to the Merger Agreement, (i) each issued and outstanding share of common stock of Old O’Reilly will be converted into a share of common stock of the Company, with the same designations, rights, qualifications, powers, preferences, qualifications, limitations and restrictions, and without any action being required on the part of holders of shares of Old O’Reilly common stock, (ii) each share of the Company’s common stock owned by Old O’Reilly will be cancelled, and (iii) each share of common stock of MergerCo will be converted into a share of common stock of Old O’Reilly, as the surviving corporation of the merger. The shareholders of Old O’Reilly will not recognize gain or loss for United States federal income tax purposes as a result of the Merger.

The conversion of the shares of common stock in the Merger will occur without an exchange of certificates. Accordingly, shares of the Company’s common stock (including the associated preferred stock purchase rights) will continue to be represented by the same stock certificates that represented pre-merger shares of Old O’Reilly’s common stock (including the associated preferred stock purchase rights). Shares of the Company’s common stock will be substituted for the shares of common stock of Old O’Reilly listed on the NASDAQ Global Select Market immediately prior to the Effective Time and will continue to trade under the same “ORLY” symbol but will have a new CUSIP Number (67103H 107).

In addition, at the Effective Time and pursuant to the Merger Agreement, (i) each option to acquire shares of Old O’Reilly’s common stock will be converted into an option to purchase a number of shares of common stock of the Company equal to the number of shares of Old O’Reilly common stock issuable upon the exercise of such option and will otherwise continue to be governed by the same terms and conditions as applied to such option immediately prior to the Effective Time, and (ii) each other equity-based award of Old O’Reilly will be converted into an equity-based award with respect to a number of shares of common stock of the Company equal to the number of shares of Old O’Reilly common stock then subject to such equity-based award and will otherwise continue to be governed by the same terms and conditions as applied to such equity-based award immediately prior to the Effective Time. The conversion of the options and other equity based awards in the Merger will occur automatically, without any action being required on the part of holders of such options or other equity based awards.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by this reference.

Articles of Incorporation and Bylaws of the Company; Directors and Executive Officers

In accordance with Section 351.448(7) of the MGBCL, the articles of incorporation (as amended, the “Articles”) and bylaws (as amended, the “Bylaws”) of the Company will be substantially identical to the restated articles of incorporation and the amended and restated bylaws of Old O’Reilly as in effect immediately prior to the Effective Time. A copy of each of the Articles and the Bylaws is attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and incorporated herein by this reference. The directors and executive officers of the Company will be the same individuals who were directors and executive officers, respectively, of Old O’Reilly immediately prior to the Effective Time.

Amendment to Rights Agreement

As authorized by the Board of Directors of the Company (the “Board”), as part of the Reorganization, the Company entered into Amendment No. 1 to Rights Agreement, dated as of December 29, 2010 (the “Amendment”), by and among the Company, Old O’Reilly and Computershare Trust Company, N.A., as successor rights agent to UMB Bank, N.A. Pursuant to the Amendment, at the Effective Time, the Company will succeed to the rights and obligations of Old O’Reilly under the Rights Agreement, dated as of May 7, 2002, between Old O’Reilly and UMB Bank, N.A., as rights agent (the “Rights Agreement”), such that each Right thereunder will entitle the registered holder to purchase a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Company Series A Preferred Stock”), from the Company, in lieu of Old O’Reilly, on the same terms and subject to the same conditions as applied with respect to Old O’Reilly. The terms and conditions of the Company Series A Preferred Stock were designated by the Board in the Articles.

The terms and conditions of the Rights and a description of the Rights Agreement were previously disclosed, and a copy of the Rights Agreement was previously filed, in the Current Report on Form 8-K filed by Old O’Reilly with the Securities and Exchange Commission (the “SEC”) on June 3, 2002.

This Current Report on Form 8-K is being filed with the SEC by the Company as successor issuer to Old O’Reilly by virtue of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as required by Rule 12g-3(f) under the Exchange Act. Upon consummation of the Merger, the Company’s common stock (including the associated preferred stock purchase rights) will be deemed to be registered under Section 12(b) of the Exchange Act. The Company will be deemed a large accelerated filer for purposes of Rule 12b-2 under the Exchange Act. The Company will succeed to Old O’Reilly’s Commission file number (000-21318) and its Central Index Key (CIK) code (0000898173), and will continue to file reports thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger.

3.1	Articles of Incorporation of the Company, as amended.

3.2	Bylaws of the Company, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2010

O’REILLY AUTOMOTIVE, INC.

By:	/S/ THOMAS MCFALL
Name:	Thomas McFall
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger.

3.1	Articles of Incorporation of the Company, as amended.

3.2	Bylaws of the Company, as amended.